                                                                   EXHIBIT 10.3

                                   EXHIBIT "E"

                                 FORM OF WARRANT

NEITHER THIS WARRANT NOR ANY SECURITIES WHICH MAY BE ISSUED UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), APPLICABLE STATE SECURITIES LAWS, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION. THIS WARRANT AND SUCH UNDERLYING SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED, PLEDGED, HYPOTHECATED, RENOUNCED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND IN THE ABSENCE OF COMPLIANCE WITH APPLICABLE LAWS OF ANY FOREIGN JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND SUCH FOREIGN JURISDICTION LAWS HAVE BEEN SATISFIED.

Warrant No. 001                                               September 22, 2000



                                     Warrant


                  EXCO Resources, Inc., a Texas corporation (the "Company"), for value received, hereby certifies that Central Resources, Inc., a Colorado corporation (the "Investor") or its registered assigns (collectively, the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, shares of the Company's common stock, par value $0.02 per share (the "Common Stock"), at an exercise price of Eleven Dollars ($11.00) per share. This Warrant may be exercised at any time after the date hereof (the "Original Issue Date") and on or before the Expiration Date (as defined in
Section 7 below). The shares purchasable upon exercise of this Warrant, and the purchase price per share will be adjusted from time to time pursuant to the provisions of this Warrant and are hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively.

                  This Warrant is issued pursuant to, and is subject to the terms and conditions of that certain Purchase and Sale Agreement, dated August 31, 2000, by and between the Company and the Investor.

                  1. Number of Shares. Subject to the terms and conditions hereinafter set forth, the Registered Holder is entitled, upon surrender of this Warrant, to purchase from the Company up to TWO HUNDRED THOUSAND (200,000) shares of Common Stock (subject to adjustment as provided herein).

                  2.       Exercise.

                           (a) Manner of Exercise. This Warrant may be exercised
by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form attached hereto as Exhibit 1 duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check, or wire transfer.

                           (b) Effective Time of Exercise. Each exercise of this
Warrant will be deemed to have been effected immediately prior to the close of business on the day on which this Warrant is surrendered to the Company as provided in Section 2(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock is or are issuable upon such exercise as provided in Section 2(c) below will be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

                           (c) Delivery to Holder. As soon as practicable after
the exercise of this Warrant in whole or in part, and in any event within ten
(10) days thereafter, the Company at its expense shall cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

                                 (i) a certificate or certificates for the
number of shares of Warrant Stock to which such Registered Holder is entitled;
and

                                 (ii) in case such exercise is in part only, a
new warrant or warrants (dated the Original Issue Date) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal to the number of such shares called for on the face of this Warrant (without giving effect to any adjustment therein) minus the number of such shares purchased by the Registered Holder upon such exercise as provided in
Section 2(a) above.

                           (d) No Fractional Shares. No fractional shares of
Common Stock shall be issued upon any exercise of this Warrant, but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the closing price of a whole share of Common Stock of the Company on the business day preceding the day of exercise.


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

                  3.       Adjustments.

                           (a) Stock Splits and Dividends. If outstanding shares
of the Company's Common Stock are subdivided into a greater number of shares or a dividend in Common Stock is paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend will simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock are combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination will, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant will be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

                           (b) Reclassification, Etc. In case there occurs any
reclassification or change in the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the Original Issue Date, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization will be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 3.

                           (c) Adjustment Certificate. When any adjustment is
required to be made in the Warrant Stock or the Purchase Price pursuant to this
Section 3, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant will be exercisable after such adjustment.

                    4.     Transfers.

                           (a) Unregistered Security. Each Registered Holder of
this Warrant acknowledges that this Warrant and the Warrant Stock of the Company have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant


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

or such Warrant Stock under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

                           (b) Transferability. This Warrant is transferable by
the Registered Holder only with the consent of the Company and only upon compliance with this Section 4(b). Prior to any proposed transfer or assignment of this Warrant or the Warrant Stock the Registered Holder thereof shall give written notice to the Company of such Holder's intention to effect a transfer or assignment. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by (i) unless there is in effect a registration statement under the Securities Act covering the proposed transfer or the transaction is in compliance with Rule 144 promulgated under the Securities Act, if the Company so requests, a written opinion of legal counsel satisfactory to the Company addressed to the Company and satisfactory in form and substance to the Company's counsel to the effect that the proposed transfer of the Warrant or Warrant Stock may be effected without registration under the Securities Act, (ii) a duly executed form of assignment, in the form of Exhibit 2 attached hereto, and (iii) payment of any applicable transfer taxes. Each certificate evidencing the Warrant Stock transferred as above provided shall bear the appropriate restrictive legend except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

                           (c) Warrant Register. The Company or its designated
transfer agent will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company or its designated transfer agent may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company or its designated transfer agent may (but is not required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company or its designated transfer agent requesting such change.

                  5. Representations of Holder. The Registered Holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution hereof or of any of the shares of Warrant Stock or other securities issuable upon the exercise thereof, and not with any present intention of distributing any of the same. The Registered Holder of this Warrant further represents, by acceptance hereof, that, as of this date, such Registered Holder is an accredited investor (an "Accredited Investor") as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act. Upon exercise of this Warrant, the Registered Holder shall, if requested by the Company, confirm in writing, in form satisfactory to the Company, that the shares of Warrant Stock so purchased are being acquired solely for the Registered Holder's own account and not


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as a nominee for any other party, for investment, and not with a view toward distribution or resale other than pursuant to an effective registration statement or an exemption under the Securities Act and that the Registered Holder is an Accredited Investor. Notwithstanding the foregoing, by making the representations herein, the Registered Holder does not agree to hold the Warrant or the Warrant Stock for any minimum or other specified term and reserves the right to dispose of the Warrant and the Warrant Stock at any time in accordance with the provisions herein. If the Registered Holder cannot make such representations because they would be factually incorrect, it shall be a condition to the Registered Holder's exercise of the Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of the Warrant shall not violate any United States or state securities laws.

                  6. No Impairment. The Company shall not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment.

                  7. Termination. This Warrant (and the right, if any, to purchase securities upon exercise hereof) will terminate three (3) years after the Original Issue Date.

                  8. Notices of Certain Transactions. In case of the occurrence of any of the following events, the Company shall provide the Registered Holder of this Warrant with written notice as specified below at least ten (10) days prior to the record date or effective date for the event specified in such notice or such earlier date as notice is given to or approval is sought from shareholders generally:

                           (a) the Company takes a record of the holders of any
of its securities for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                           (b) any capital reorganization of the Company, any
reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

                           (c) the voluntary or involuntary dissolution,
liquidation or winding-up of the Company, or


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
                           (d) any redemption of any of the Company's securities
or mandatory conversion of any of the Company's securities into Common Stock of the Company;

then, and in each such case, the Company shall mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of any of the Company's securities (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion) are to be determined.

                  9. Reservation of Stock. The Company shall at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time will be issuable upon the exercise of this Warrant.

                  10. Exchange of Warrants. Upon the surrender by the Registered Holder of this Warrant, properly endorsed, to the Company at the principal office of the Company, the Company shall, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Warrant Stock called for on the face of the Warrant so surrendered.

                  11. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

                  12. Mailing of Notices. Any notice required or permitted pursuant to this Warrant must be in writing and will be deemed sufficient upon receipt, when delivered personally or sent by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail, as certified or registered mail (airmail if sent internationally), with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.


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

                  13. No Rights as Shareholder. Until the exercise of this Warrant, the Registered Holder of this Warrant will not have or exercise any rights by virtue hereof as a shareholder of the Company.

                  14. Registration Rights Agreement. In connection with the issuance of this Warrant, the Company agrees to grant to Investor certain registration rights for the Warrant Stock upon the terms and conditions contained in the Registration Rights Agreement attached hereto as Exhibit 3.

                  15. Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and Registered Holder of this Warrant.

                  16. Headings. The headings in this Warrant are for purposes of reference only and do not limit or otherwise affect the meaning of any provision of this Warrant.

                  17. Governing Law. This Warrant will be governed, construed and interpreted in accordance with the laws of the State of Texas without giving effect to principles of conflicts of law.



                                      EXCO RESOURCES, INC.


                                      By: /s/ Richard E. Miller
                                      Name: Richard E. Miller
                                      Title: Vice President
                                      Address: 5735 Pineland Drive, Suite 235
                                               Dallas, Texas  75231


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

                                    EXHIBIT 1


                                  PURCHASE FORM





To:                                               Dated:
   ----------------------------------                    -----------------------

                  The undersigned, pursuant to the provisions set forth in the attached Warrant No.___, hereby irrevocably elects to purchase ___________ shares of the Common Stock covered by such Warrant and herewith makes payment of $______________________, representing the full purchase price for such shares at the price per share provided for in such Warrant.



                                        Signature:
                                                   -----------------------------
                                        Name (print):
                                                     ---------------------------
                                        Title (if applic.)
                                                           ---------------------
                                        Company (if applic.)
                                                            --------------------

                                    EXHIBIT 2


                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, ___________________________________________________
hereby sells, assigns and transfers unto

Name:
      --------------------------------------------------------------------------
                    (please type or print in block letters)

Address:
         -----------------------------------------------------------------------

its rights to purchase ___ shares of the Common Stock of EXCO Resources, Inc. as represented by this Warrant and does hereby irrevocably constitute and appoint _______________________________, Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Date                  ,
     -----------------





Name:
      ---------------------
Title:
       --------------------

                                    EXHIBIT 3

                      FORM OF REGISTRATION RIGHTS AGREEMENT


                          REGISTRATION RIGHTS AGREEMENT

                  Registration Rights Agreement (this "Agreement") dated as of September ___, 2000 among EXCO Resources, Inc. a Texas corporation (the "Company) and Central Resources, Inc., a Colorado corporation (the "Investor").

                                    RECITALS

                  WHEREAS, as of August __, 2000, the Company and the Investor executed a Purchase and Sale Agreement (the "Purchase Agreement");

                  WHEREAS, pursuant to the Purchase Agreement, the Investor has rights to acquire up to 200,000 shares of the Company's Common Stock pursuant to the terms of that certain warrant, dated September __, 2000, issued by the Company to the Investor (the "Warrant");

                  WHEREAS, the parties hereto hereby desire to set forth the Investor's rights and the Company's obligations to cause the registration of the Registrable Securities (as defined herein) pursuant to the Securities Act (as defined herein);

                  NOW, THEREFORE, in consideration of the purchase by the Investor of the Warrant pursuant to the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Definitions and Usage.

                  As used in this Agreement:

                  1.1 Definitions.

                  "Agent" means the principal placement agent on an agented placement of Registrable Securities.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Common Stock" shall mean (i) the common stock, par value $.02 per share, of the Company, and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by the Company generally of shares of such common stock.

                  "Continuously Effective", with respect to a specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten (10) consecutive business days, or (ii) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement.

                  "Demanding Holder" shall have the meaning set forth in Section 2.

                  "Demand Registration" shall have the meaning set forth in
Section 2.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934.

                  "Holders" shall mean the Investor and the transferees of the Registrable Securities of the Investor, at such times as such Persons shall own Registrable Securities.

                  "Majority Selling Holders" means those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Piggyback Registration" shall have the meaning set forth in
Section 3.

                  "Purchase Agreement" shall have the meaning set forth in the recitals to this Agreement.

                  "Register", "registered", and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

                  "Registrable Securities" shall mean the Shares; provided, however, that Registrable Securities shall not include any Registrable Securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, and, provided further, the Company shall have no obligation under Section 2 or
Section 3 to register any Registrable Securities of a Holder if the Company shall deliver to the Holders requesting such registration an opinion of counsel to the effect that the proposed sale or disposition of all of the Registrable


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

Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder and an owner of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (by conversion, purchase or otherwise), whether or not such acquisition has actually been effected and whether or not such right is currently exercisable.

                  "Registrable Securities then outstanding" shall mean, with respect to a specified determination date, the Registrable Securities owned by all Holders on such date.

                  "Securities Act" shall mean the Securities Act of 1933.

                  "Selling Holders" shall mean, with respect to a specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

                  "Shares" shall mean the shares of Common Stock issuable upon the exercise of the Warrant.

                  "Transfer" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise) and transferring title thereto, assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

                  "Underwriters' Representative" shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

                  "Violation" shall have the meaning set forth in Section 7.1.

                  "Warrant" shall have the meaning set forth in the recitals to this Agreement.

                  1.2 Usage.

                  (i) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

                  (ii) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude shares of Common Stock held by a Holder in a fiduciary capacity for customers of such Person.


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

                  (iii) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

                  (iv) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

                  (v) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

                  (vi) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

                  (vii) The term "hereof" and similar terms refer to this Agreement as a whole.

                  (viii) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 11.

                  Section 2. Demand Registration.

                  2.1 Registration on Form S-3

                  (i) if one or more Holders that own an aggregate of 50% or more of the Registrable Securities then outstanding shall make a written request to the Company (the "Demanding Holders"), the Company shall cause there to be filed with the Commission a resale registration statement on Form S-3 (or any applicable replacement or successor form) (a "Demand Registration"). Each Demanding Holder shall be entitled to have included therein all or such number of such Demanding Holder's Registrable Securities as the Demanding Holder shall request in writing. Any request made pursuant to this Section 2.1 shall be addressed to the attention of the Secretary of the Company, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this Section 2.1(i).

                  (ii) The Company shall be entitled to postpone for up to 60 days the filing of any Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1, if the board of directors of the Company determines, in its good faith reasonable judgment, that such registration and the Transfer of Registrable Securities contemplated thereby would materially interfere with, or require premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its wholly owned subsidiaries and the Company promptly gives the Demanding Holders notice of such determination.


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

                  (iii) Whenever the Company shall have received a demand pursuant to Section 2.1(i) to effect the registration of any Registrable Securities, the Company shall promptly give written notice of such proposed registration to all Holders. Any such Holder may, within ten (10) days after receipt of such notice, request in writing that all of such Holder's Registrable Securities, or any portion thereof designated by such Holder, be included in the registration.

                  2.2 Following receipt of a request for a Demand Registration, the Company shall:

                  (i) File the registration statement with the Commission as promptly as practicable, and shall use the Company's commercially reasonable efforts to have the registration statement declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

                  (ii) Use the Company's reasonable best efforts to keep the registration statement Continuously Effective for up to 180 days or until such earlier date as of which all the Registrable Securities under the Demand Registration statement shall have been disposed of in the manner described in the registration statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 2 is suspended as permitted by Section 4.2 or postponed as permitted by Section 2.1(ii), the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

                  2.3 The Company shall be obligated to effect no more than one Demand Registration and shall not be obligated to file such Demand Registration unless the rules and regulations of the Commission permit such filing. For purposes hereof, a registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated, or (iii) if the conditions to closing specified in the underwriting agreement, if any (other than conditions of the type commonly referred to as "market outs"), entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2 shall be deemed to have been satisfied with respect to the Demand Registration upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the Registration Statement, or (y) the date as of which such Demand Registration shall have been Continuously Effective for a period of 180 days.

                  Section 3. Piggyback Registration.

                  3.1 If at any time the Company proposes to register (including for this purpose a registration effected by the Company for shareholders of the Company other than the Holders) equity securities under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2 or S-3 (or any applicable replacement or successor forms), the Company shall promptly (and in no event less than 20 days prior to an initial filing of a registration statement with the Commission with respect to such offering) give the Holders written notice of such registration, including an offer to include in such registration the aggregate number of shares of Registrable Securities as such Holder may request (a "Piggyback Registration"). Upon the written request of each Holder given within 10 days following the date of receipt of such notice and offer, the Company shall cause to be included in such registration statement and use its commercially reasonable efforts to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this
Section 3 without any obligation or liability to any Holder.

                  3.2 If the Underwriters' Representative or Agent shall advise the Company that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount which the Company is so advised can be sold without such material adverse effect in such offering: First, all securities proposed to be sold by the Company for its own account; second, the Registrable Securities requested to be included in such registration by the Holders pursuant to this Section 3 on a pro rata basis; and third, all other securities requested to be included in such registration. For purposes of the foregoing, a material adverse effect on an offering of primary shares by the Company shall be deemed to exist if the Underwriters' Representative or Agent advises the Company in writing that, in its opinion, the amount of securities requested to be included in such offering exceeds the amount which can be sold in such offering within a price range acceptable to the Company.

                  3.3 Each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Section 3.

                  Section 4. Registration Procedures. Whenever required under
Section 2 or Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

                  4.1 Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use the Company's commercially reasonable efforts to cause such registration statement to become effective.

                  4.2 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 5.2. The Company shall amend the registration statement or supplement the prospectus so that it will remain current and in compliance with the requirements of the Securities Act for the period during which this Agreement requires the Registration Statement to remain Continuously Effective, and if during such period any event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (including prospective events such as a significant acquisition or disposition of other material assets), the Company shall promptly notify the Holders and, as soon as practicable thereafter (and in any event within 60 days of such notice), the Company shall amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to each Selling Holder of Registrable Securities such amended or supplemented prospectus, which each such Holder shall thereafter use in the Transfer of Registrable Securities covered by such registration statement. Pending such amendment or supplement, each such Holder shall cease making offers or Transfers of Registrable Securities pursuant to the prior prospectus. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its commercially reasonable efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Registrable Securities from registered status.

                  4.3 Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

                  4.4 Use the Company's commercially reasonable efforts (i) to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative or Agent (as applicable, or if inapplicable, the Majority Selling Holders), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  4.5 In the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Majority Selling Holders and the Underwriters' Representative or Agent for such offering in the marketing of the Registrable Securities, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

                  4.6 Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered).

                  4.7 Make generally available to the Company's security holders copies of all periodic reports, proxy statements, and an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

                  4.8 Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and underwriter (but not more than one firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and underwriter the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

                  4.9 Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

                  4.10 Use all reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders of Registrable Securities to consummate the disposition of such Registrable Securities.

                  4.11 Use the Company's reasonable efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

                  4.12 Take such other actions as are reasonably required in order to facilitate the disposition of Registrable Securities included in each such registration.

                  Section 5. Holders' Obligations. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

                  5.1 Furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with the Company in preparing such registration; and

                  5.2 Agree to sell their Registrable Securities to the underwriters (if any) at the same price and on substantially the same terms and conditions (including the execution of lock-up agreements) as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement in a customary form reasonably satisfactory to the Company.

                  Section 6. Expenses of Registration.

                  6.1 Each Selling Holder shall, on a pro rata basis, bear and pay all expenses and fees incurred in connection with any Demand Registration pursuant to Section 2.

                  6.2 The Company shall bear and pay all expenses and fees incurred in connection with any Piggyback Registrations pursuant to Section 3 for each Selling Holder (which right may be Transferred to any Person to whom Registrable Securities are Transferred as permitted by Section 8), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders) and fees and expenses of counsel to the Selling Holders.

                  Section 7. Indemnification; Contribution. If any Registrable Securities are included in a registration statement under this Agreement:

                  7.1 To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                  (i) Any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed in accordance herewith, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

                  (ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                  (iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 7 shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so.

                  7.2 To the extent permitted by applicable law, each Selling Holder shall (jointly and severally) indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; provided, however, that the indemnification required by this
Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld.

                  7.3 Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty
(30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

                  7.4 If the indemnification required by this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this
Section 7:

                  (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.1 and
         Section 7.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in
         Section 7.4(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  7.5 If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 7 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.4.

                  7.6 The obligations of the Company and the Selling Holders of Registrable Securities under this Section 7 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

                  Section 8. Transfer of Registration Rights. The rights of a Holder hereunder may be Transferred to (i) any affiliate (as defined in Rule 12b-2 under the Exchange Act) of a Holder or (ii) any other Person upon the prior written consent of the Company; provided, however, that any such Transferee that is not a party to this Agreement shall have executed and delivered to the Secretary of the Company a properly completed agreement substantially in the form of Exhibit A, and provided, further, that the Transferor shall have delivered to the Secretary of the Company, no later than 15 days following the date of the Transfer, written notification of such Transfer setting forth the name of the Transferor, name and address of the Transferee and the number of Registrable Securities which shall have been so Transferred.

                  Section 9. Amendment, Modification and Waivers; Further Assurances.

                  (i) This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of Holders owning Registrable Securities possessing a majority in number of the Registrable Securities then outstanding to such amendment, action or omission to act.

                   (ii) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

                  (iii) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

                  Section 10. Assignment; Benefit. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of Holders owning Registrable Securities possessing two-thirds in number of the Registrable Securities outstanding on the date as of which such delegation or assignment is to become effective. A Holder may Transfer its rights hereunder to a successor in interest to the Registrable Securities owned by such assignor as permitted by Section 8.

                  Section 11. Miscellaneous.

                  11.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. EACH OF THE PARTIES HEREBY SUBMITS TO PERSONAL JURISDICTION AND WAIVES ANY OBJECTION AS TO VENUE IN THE COUNTY OF DALLAS, STATE OF TEXAS. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY

ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT.

                  11.2 Notices. All notices and requests given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day delivery as follows: (a) if to any Holder, at its last known address appearing on the books of the Company maintained for such purpose or as set forth in the relevant agreement in the form of Exhibit A whereby such party became bound by the provisions of this Agreement; and (b) if to the Company, at 5735 Pineland Drive, Suite 235, Dallas, Texas 75231, facsimile number (214) 368-2087; or at such other address or facsimile number as may be substituted by notice given as herein provided. Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

                  11.3 Entire Agreement; Integration. This Agreement supersedes all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and this Agreement embodies the entire understanding among the parties relating to such subject matter.

                  11.4 Section Headings. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

                  11.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

                  11.6 Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

                  11.7 Filing. A copy of this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the corporate recorder of the Company.

                  11.8 Termination. This Agreement may be terminated at any time by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7 hereof) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding or issuable by the Company.

                  11.9 No Third Party Beneficiaries. Nothing herein expressed or implied is intended to confer upon any Person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                       EXCO RESOURCES, INC.
                                       By:
                                          -------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------








                                       CENTRAL RESOURCES, INC.



                                       By:
                                          -------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------

                                    EXHIBIT A
                                       to
                          Registration Rights Agreement



                              AGREEMENT TO BE BOUND
                      BY THE REGISTRATION RIGHTS AGREEMENT


                  The undersigned, being the transferee of [describe securities received by transferee] of EXCO Resources, Inc., a Texas corporation (the "Company"), as a condition to the receipt of such securities, acknowledges that matters pertaining to the registration of [the Common Stock underlying the transferred securities or such transferred securities, as the case may be] is governed by the Registration Rights Agreement dated as of September ____, 2000 among the Company and Central Resources, Inc. (the "Agreement"), and the undersigned hereby (1) acknowledges receipt of a copy of the Agreement, and (2) agrees to be bound as a Holder by the terms of the Agreement, as the same has been or may be amended from time to time.

                  Agreed to this __ day of ______________, ____________.


                                         ---------------------------------
                                                                          *
                                         ---------------------------------
                                                                          *
                                         ---------------------------------

*Include address for notices.



                                       A-1